                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
[CAPTION]

Check the appropriate box:
[_]  Preliminary Proxy Statement                    [_]    CONFIDENTIAL, FOR USE OF THE
                                                           COMMISSION ONLY (AS PERMITTED BY
                                                           RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           HUDSON VALLEY HOLDING CORP.
 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 -------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------

     (5) Total fee paid:
        ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------

     (3) Filing Party:
        ----------------------------------------------------------------------

     (4) Date Filed:
        ----------------------------------------------------------------------

                           HUDSON VALLEY HOLDING CORP.
                                21 SCARSDALE ROAD
                                YONKERS, NY 10707

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001


        We will hold the annual meeting of shareholders of Hudson Valley Holding Corp., a New York corporation, at the Hudson Valley Bank headquarters at 21 Scarsdale Road, 4th Floor, Yonkers, New York, on April 26, 2001, at 2:30 p.m., local time, for the following purposes:

        1. To elect directors of the corporation to serve until the next annual meeting of shareholders.

        2. To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.

        The Board of Directors recommends that you vote FOR the election of all of the nominees for director.

        The Board of Directors has fixed the close of business on April 2, 2001, as the record date for the meeting. Only shareholders of record at the close of business at this time are entitled to notice of, and to vote at, the meeting or any adjournments, postponements or continuations of the meeting.

        All shareholders are invited to attend the meeting. To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting. In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

        Your vote is important.

        To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

        April 5, 2001


                                            By Order of the Board of Directors


                                            James M. Coogan
                                            Secretary to the Board of Directors

                           Hudson Valley Holding Corp.
                                21 SCARSDALE ROAD
                             YONKERS, NEW YORK 10707

                                 PROXY STATEMENT

        This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the 2001 annual meeting of shareholders of Hudson Valley Holding Corp. (the "Company"). Copies of this proxy statement are being mailed to shareholders of record on or about April 5, 2001.

        The Company is a New York corporation founded in 1982. The Company is a registered bank holding company under the Bank Holding Company Act of 1956. The Company provides financial services through its wholly-owned subsidiary, Hudson Valley Bank (the "Bank"), a New York chartered commercial bank established in 1972. The Bank is an independent bank headquartered in Westchester County, New York.

DATE, TIME AND PLACE OF MEETING

        We will hold the 2001 annual meeting of shareholders on April 26, 2001, at 2:30 p.m., local time, at the headquarters of Hudson Valley Bank at 21 Scarsdale Road, 4th Floor, Yonkers, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

MATTERS TO BE CONSIDERED AT THE MEETING

        At the meeting, we will ask our shareholders to consider and vote upon the election of directors to serve until our next annual meeting.

        The shareholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment, postponement or continuation thereof.

VOTE REQUIRED

        A plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote is required to elect directors. With regard to the election of directors, you may vote in favor of, or withhold your vote from, each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. There is no cumulative voting with respect to the election of directors.

        Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director. Abstentions and broker non-votes will also not count against the proposal to elect directors.

VOTING OF PROXIES

        Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the shareholders on the proxies. If a proxy is returned without any voting instructions, the shares represented thereby will be voted in favor of the election of directors as recommended by the Board of Directors.

REVOCABILITY OF PROXIES

        If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways. First, you can send a written notice to our Secretary at the address given below stating that you would like to revoke your proxy. Second, you can complete a new proxy card and send it to our Secretary at the address given below. Third, you can attend the meeting and vote in person. You should send any written notice or new proxy card to:

                                 Carmela Gibson
                      Vice President, Shareholder Relations
                           Hudson Valley Holding Corp.
                                21 Scarsdale Road
                                Yonkers, NY 10707

        You may request a new proxy card by calling Carmela Gibson at (914) 961-6100.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; QUORUM

        Only shareholders of record at the close of business on April 2, 2001, will be entitled to receive notice of and vote at the meeting. As of the record date 4,725,468 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter which holders of common stock are entitled to vote. A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.

SOLICITATION OF PROXIES

        The Board of Directors may solicit proxies, the form of which is enclosed, for the meeting. The cost of any solicitation will be borne by the Company. Our officers, directors, regular employees or individuals from the firm hired by us may communicate with shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies. We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.

PROPOSALS OF SHAREHOLDERS

        Shareholders of the Company who intend to present a proposal for action at the 2002 Annual Meeting of Shareholders of the Company, must notify the Company's management of such intention by notice, received at the Company's principal executive offices not later than December 6, 2001 for such proposal to be included in the Company's proxy statement relating to such meeting.

FINANCIAL STATEMENTS

        Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 are being delivered to shareholders together with this proxy statement.

OTHER MATTERS

        The Board of Directors knows of no matters that are expected to be presented for consideration at the meeting that are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                              ELECTION OF DIRECTORS

        It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of all of the nominees listed below to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year's annual meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the annual meeting. Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed below under "Security Ownership of Certain Beneficial Owners and Management."

NOMINEES FOR THE BOARD OF DIRECTORS

        All directors of the Company serve for a term of one year. All of the nominees are currently serving as directors. The name, age and term of office as director of each nominee for election as director and his or her present position with the Company are:


NAME                      AGE    POSITION
----                     ----    ---------
James J. Landy...........   46   President, Chief Executive Officer and Director
Stephen R. Brown........    45   Senior Executive Vice President, Chief Operating Officer,
                                 Chief Financial Officer and Director
William E. Griffin.......   68   Director and Chairman of the Board
James M. Coogan..........   58   Director and Secretary
Gregory F. Holcombe......   39   Director
Angelo R. Martinelli.....   73   Director
Ronald F. Poe............   62   Director
John A Pratt, Jr.........   70   Director
Cecile D. Singer.........   71   Director
Craig S. Thompson........   47   Director

        JAMES J. LANDY was appointed to the Board of Directors of the Company in October, 2000 and was appointed President and Chief Executive Officer effective January 1, 2001. He served as Executive Vice President of the Bank from December 1998 until December 2000 and as Manager of Strategic Relationships and Sales from September 1999 until December 2000, having been employed by the Bank since 1977. He has served as Manager of Special Relationships from 1997 until 1999, as Senior Vice President and Manager of Municipal and Community Relationships from 1996 to 1997, and as Regional Vice President for Southern Westchester from 1988 to 1996.

        STEPHEN R. BROWN was appointed to the Board of Directors of the Company in October, 2000 and was appointed Senior Executive Vice President effective January 1, 2001. He served as the Chief Operating Officer and Chief Financial Officer of the Company since 1997 and served as Executive Vice President from 1997 until December, 2000. Mr. Brown served as Senior Vice President and Chief Financial Officer of the Company from 1996 to 1997 and as Vice President and Controller from 1993 until 1996.

        WILLIAM E. GRIFFIN is an attorney and is a shareholder and President of Griffin, Coogan & Veneruso, P.C., a law firm located in Bronxville, New York. He has been a member of the Board of Directors since 1981 and Chairman of the Board since 1990.

        JAMES M. COOGAN is an attorney and is a shareholder and Vice President of Griffin, Coogan & Veneruso P.C., a law firm located in Bronxville, New York. He has been a member of the Board of Directors of the Company since 1994 and Secretary since 1997.

        GREGORY F. HOLCOMBE is Vice President of Supply Chain Management of Precision Valve Corporation, a maker of aerosol spray valves based in Yonkers, New York. Mr. Holcombe was previously

Vice President of Component and Machinery Sales from 1997 to 1999 and Financial Analyst Manager from 1995 to 1997 of Precision Valve Corporation. He has been a member of the Board of Directors of the Company since 1999.

        ANGELO R. MARTINELLI has been President of Gazette Press, Inc., a printing company located in Yonkers, New York since 1948. He has been a director of the Company since 1990.

        RONALD F. POE has been President of Ronald F. Poe & Associates, a private real estate investment firm in White Plains, New York, since February 1999; prior thereto, he was Senior Advisor of Legg Mason Dorman & Wilson, Inc., a real estate investment banking firm in White Plains from which he retired as Chairman and Chief Executive Officer in August 1998. Mr. Poe has been a director of the Company since 1997. He also serves as a member of the Board of Directors of Freddie Mac and Charter One Financial, Inc.

        JOHN A. PRATT, Jr. has served as a consultant to the Bank since 1996, advising the Bank on new business development and business retention. Mr. Pratt was previously the President and Chief Executive Officer of the Company, retiring in 1995. He has served as a director of the Company since 1983.

        CECILE D. SINGER has been a principal in Cecile D. Singer Consulting, a consulting firm located in Yonkers, New York, specializing in government relations since 1995. Mrs. Singer has been a member of the Board of Directors since 1994.

        CRAIG S. THOMPSON has been the President and principal shareholder of Thompson Pension Employee Plans, Inc. a company located in New York City and specializing in pension administration and investment and insurance sales for over 15 years. Mr. Thompson has been a member of the Company's Board of Directors since 1988.

EXECUTIVE OFFICERS

        Certain information with respect to executive officers of the Company and of the Bank is set forth below. All executive officers are elected by the Board of Directors and serve until their successors are duly elected by the Board of Directors. Unless otherwise noted, all of the individuals set forth below are executive officers of the Company. Biographical information concerning executive officers who are also members of the Board of Directors is given above under the caption "Nominees for the Board of Directors."


NAME                        AGE  POSITION
----                        ---  ---------
John N. Finnerty.........   62   President, Chief Executive Officer and Director (retired 12/31/00)
James J. Landy ..........   46   President, Chief Executive Officer and Director
Stephen R. Brown.........   45   Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director
Vincent T. Palaia........   54   Executive Vice President and Chief Lending Officer of the Bank
Joseph L. Bellini, III...   60   Executive Vice President of the Bank
Frank J. Skuthan.........   47   Executive Vice President of the Bank
Michael P. Maloney.......   39   Executive Vice President of the Bank
William E. Griffin.......   68   Director and Chairman of the Board
James M. Coogan..........   58   Director and Secretary

        JOHN N. FINNERTY joined the Company in 1978 and served as an executive officer in various capacities, becoming Executive Vice President and Chief Operating Officer in 1995 and President and Chief Executive Officer in 1997. He was elected to the Board of Directors in 1990. Mr. Finnerty retired from the Company on December 31, 2000.

        VINCENT T. PALAIA has served as Executive Vice President and Chief Lending Officer of the Bank since 1997. From 1995 until 1997, Mr. Palaia served as Senior Vice President and Chief Lending Officer of the Bank, responsible for real estate and general business lending.

        JOSEPH L. BELLINI, III has served as Executive Vice President of the Bank since 1997. He became responsible for Top 100 VIP Relationships in 2000. From 1997 until 1999, Mr. Bellini was responsible for the Bank's Sales Group and Segment Leader for General Business. From 1996 until 1997, Mr. Bellini served as Senior Vice President of the Bank and Team Leader for Small Businesses. Prior to joining the Bank, Mr. Bellini was Vice President of Chase Manhattan Bank, serving the small business market in Westchester and Bronx counties in New York until 1996.

        FRANK J. SKUTHAN joined the Bank in August 2000 as an Executive Vice President and Marketing Director. Prior to joining the Bank, he was: a Vice President and Senior Consultant at ANALYTIC, a subsidiary of True North Communications, from April to August 2000; the marketing director of the national tax practice at Ernst & Young LLP in New York from October 1996 to April 2000; and Senior Vice President of Marketing and Strategic Planning at NatWest Bank USA (now Fleet Bank) until June 1996.

        MICHAEL P. MALONEY was promoted to Executive Vice President, Strategic Relationships and Sales of the Bank effective January 1, 2001. From May 2000 to December 2000, he served as Senior Vice President. From January 1999 until May 2000, Mr. Maloney served as Vice President and Relationship Manager. From August 1998 until January 1999, Mr. Maloney was an associate with the law firm of Gainsburg & Hirsch in New York City. From August 1995 to May 1998, Mr. Maloney attended law school. Mr. Maloney was previously employed by the Bank from February 1993 to August 1998 as a Credit Analyst.

THE BOARD OF DIRECTORS OF THE COMPANY, THE BANK AND ITS COMMITTEES

        The Company's Board of Directors convened 15 times in 2000. The Company's Board does not have any separate committees. Policy decisions for the Bank and its subsidiaries are often made by standing committees of the Board of Directors of the Bank. Each of the members of the Board of Directors of the Company is also a member of the Board of Directors of the Bank. No director attended fewer than 75 percent of the meetings of the Board and the committees of the Board on which he or she served.

        The Board of Directors of the Bank has several standing committees, including the Executive Committee, the Audit Committee and the Compensation and Organization Committee. The Executive Committee is comprised of at least 5 directors who are not Company or Bank employees. The Audit Committee is composed of directors who are not Company or Bank employees. The Compensation and Organization Committee is composed of 5 directors who are not employees of the Company and 2 directors who are also employees (1 such director during 2000).

        The Executive Committee is charged with responsibility for and authority regarding all financial matters of the Bank and its subsidiaries, including an annual review and approval of all policies related to the financial management of the Bank and the approval of the annual budget for the Bank and the Bank's subsidiaries. The committee convened 7 times in 2000. Mrs. Singer and Messrs. Thompson, Coogan, Griffin, Martinelli, Pratt and Poe served as non employee directors of this Committee, along with John N. Finnerty, the only employee director. Mr. Finnerty, who was the Company's President and Chief Executive Officer, as well as a director of the Company, retired at the end of December, 2000. In 2001, Messrs. Holcombe, Landy and Brown were assigned to serve on this Committee. Messrs. Landy and Brown are employee directors.

        The Compensation and Organization Committee is charged with: conducting performance reviews of all executive officers and certain other officers of the Bank and its subsidiaries; reviewing and approving all officer promotions; reviewing salary ranges by grade, staffing levels, vacancies, recruiting programs, benefit plans, pension plans and related investment performance; approving stock option plans and all grants of stock options; and reviewing the life insurance policies for executive officers. The Compensation Committee also reviews and approves personnel policies and engages consultants as required. The Committee convened 5 times in 2000. Mrs. Singer and Messrs. Griffin, Martinelli, Poe and Thompson, served as non employee directors of this Committee, along with Mr. Finnerty, the only employee director. In 2001, Messrs. Landy and Brown were assigned to serve on this Committee as employee directors, Mr. Finnerty retired.

        The Audit Committee is charged with the responsibility for overseeing the Company's internal control structure, and for the overall accuracy of the financial statements. The Committee also has the responsibility for and authority regarding the annual audit of the financial statements of the Company, the Bank, and its subsidiaries, for recommending to the Board of Directors the selection and termination of the independent Certified Public Accountant, for the ongoing examination of the operations of the Company, the Bank, and its subsidiaries, and for the issuance of ethics policies and monitoring compliance therewith. The Committee convened 3 times in 2000. During 2000, the Audit Committee members were Mrs. Singer, Messrs. Coogan, Holcombe, and Thompson. In 2001, Mr. Holcombe was replaced by Mr. Pratt. Although the Company's shares are not listed on the New York Stock Exchange, the Company believes that the members of the Audit Committee would meet the standards of independence required for companies listed on the New York Stock Exchange.

        Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, that might incorporate this filing by reference, the Audit Committee Report, the Audit Committee Charter attached as Appendix A, other information furnished pursuant to Item 7(d)(3) of Schedule 14A under the Securities Exchange Act, the Compensation Committee Report and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee") which consists entirely of outside directors, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. A copy of the Committee's charter is set forth as Appendix A to this Proxy Statement.

        In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditors and relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditor's independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors and the internal auditors their audit plan and audit scope.

        The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

        The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board of Directors concurred in such recommendation.

                                                      Gregory Holcombe, Chairman
                                                      James M. Coogan
                                                      Cecile D. Singer
                                                      Craig S. Thompson

PRINCIPAL ACCOUNTING FIRM FEES

        Set forth below is a summary of the fees paid for the year ended December 31, 2000 to the Company's principal accounting firm, Deloitte & Touche LLP.

          Audit Fees                                             $190,000
          Consulting fees relating to financial information
                 systems design and implementation               $      0
          All other fees                                         $102,470(a)

           (a)  Includes fees for tax consulting and other non-audit services

COMPENSATION COMMITTEE REPORT

        The executive compensation program is administered by the Compensation and Organization Committee of the Board of Directors. The Committee consists of 5 outside directors, and 1 (2 in 2001) employee director. The employee director's compensation is approved by the outside directors, who are not employed by the Company or the Bank.

        Compensation for executive officers consists of direct salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options awarded under the Company's Stock Option Plan. The payment or awarding of compensation is approved by the Committee. Following approval by the Committee, the full Board of Directors approves the salary package for all executive officers and reviews the proposed payment of incentive compensation and granting of stock options.

        The Committee adheres to the practice that compensation for executive officers be directly and materially linked to Bank performance, individual performance, and to what is paid to individuals in similar positions within the industry As such, (1) salaries are related to the Bank in relation to overall Bank performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Bank's performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Company. In addition, from time to time, the Company retains outside consultants to determine the appropriateness of executive officer compensation.

        Regarding Mr. Finnerty's compensation, the Committee has considered, in addition to the factors described above, the profitability and growth of the Company during Mr. Finnerty's tenure as Chief Executive Officer.



                                                   Cecile D. Singer, Chairperson
                                                   John N. Finnerty
                                                   William E. Griffin
                                                   Angelo R. Martinelli
                                                   Ronald F. Poe
                                                   Craig S. Thompson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2000, Mrs. Singer and Messrs. Griffin, Martinelli, Poe and Thompson, all of whom are non-employee directors and Mr. Finnerty, an employee director, served as members of the Compensation and Organization Committee. Mr. Finnerty was the Company's President and Chief Executive Officer until January 1, 2001. Messrs. Griffin, Martinelli and Thompson are shareholders and officers of firms that have performed services for the Company. Messrs. Griffin, Martinelli and Thompson have sold shares of the Company's common stock owned by them to the Company, and the Bank has made loans to Messrs. Finnerty, Griffin, Martinelli, Poe and Thompson, members of the Compensation and Organization Committee. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," which begins on page 13. No executive officer of the Company has served as a director or a member of a compensation committee of another company of which any member of the Committee is an executive officer.

    STOCKHOLDER RETURN PERFORMANCE GRAPH

        The following graph compares the Company's total stockholder return for the year 2000 (the Company's first year as a Registrant with the Securities and Exchange Commission) with (1) Russell 2000 and (2) the SNL $1 billion to $5 billion Bank Index.

                                  [LINE GRAPH]


                                                                PERIOD ENDED
                                        -----------------------------------------------------------------------
    TOTAL RETURN INDEX FOR:            12/31/99        03/31/00        6/30/00         9/30/00        12/31/00
    -----------------------            ---------       --------        -------         -------        --------
    Hudson Valley Holding Corp.         100.0           116.46         120.18          121.05          127.57
    Russell 2000                        100.0           105.60         103.04          104.18           96.98
    SNL $1B-$5B Bank Index              100.0            91.33          90.19          101.17          113.48

The graph assumes $100 is invested on December 31, 1999, and dividends are reinvested. Returns are market-capitalization weighted.

                             EXECUTIVE COMPENSATION

        The following table provides information as to the compensation of the Company's Chief Executive Officer and the persons who, at the end of 2000, were the other four most highly compensated executive officers of the Company or the Bank (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE





                                                                  LONG-TERM
                                                                COMPENSATION
                                                ANNUAL         -----------------
                                             COMPENSATION      AWARDS/SECURITIES
                                          --------------------   UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)  BONUS($)   OPTIONS(#)(4)      COMPENSATION($)
----------------------------       ------ ---------  --------- -----------------  ---------------
John N. Finnerty (1)...........     2000   300,000    165,000      15,629          13,206(5)
President and Chief Executive       1999   287,500    165,000       4,140          20,030
Officer                             1998   275,000    135,000           0          17,450


Stephen R. Brown (2)...........     2000   184,231     80,000       7,425          12,332(5)
Executive Vice President,           1999   162,000     70,000       2,783          11,812
Chief Operating Officer             1998   149,423     53,000           0          10,770
and Chief Financial Officer

James J. Landy (3).............     2000   167,308     50,000       6,502          11,668(5)
Executive Vice President of the     1999   119,404     40,000         968          10,023
Bank                                1998   108,404     15,491           0           8,936

Vincent T. Palaia..............     2000   165,000     45,000       6,337          11,878(5)
Executive Vice President,           1999   157,500     27,000       1,291          11,866
Chief Lending Officer of the Bank   1998   151,538     30,000           0          12,850

Joseph L. Bellini, III.........     2000   148,500     30,000       4,231          10,263(5)
Executive Vice President of the     1999   141,500     30,000       2,235          11,378
Bank                                1998   134,615     30,000           0          11,195



(1)     Mr. Finnerty retired as President and Chief Executive Officer December 31, 2000.
(2)     Mr. Brown was appointed Senior Executive Vice President January 1, 2001, at a base salary of
        $215,000.
(3)     Mr. Landy was appointed President and Chief Executive Officer January 1, 2001, at a base salary of
        $225,000.
(4)     The number of shares underlying options was adjusted to reflect a 10% stock dividend in
        December 2000, December 1999 and November 1998.
(5)     Includes, for 2000: for Mr. Finnerty, $3,006 in group term life insurance premiums, $8,500 in employer contributions to the Company's Profit-sharing Plan and $1,700 in employer matching contributions to the Company's Section 401(k) plan; for Mr. Brown, $1,959 in group term life insurance premiums, $8,500 in employer contributions to the Company's Profit-sharing Plan and $1,874 in employer matching contributions to the 401(k) plan; for Mr. Palaia, $1,680 in group term life insurance premiums, $8,500 in employer contributions to the Company's Profit-sharing Plan and $1,698 in employer matching contributions to the 401(k) plan; for Mr. Bellini, $1,763 in group term life insurance premiums and
        $8,500 in employer contributions to the Company's Profit-sharing Plan; and for Mr. Landy, $1,581 in group term life insurance premiums, $7,450 in employer contributions to the Company's Profit-sharing
        Plan and $1,587 in employer matching contributions to the 401(k) plan.

OPTION/STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

        The following table provides information as to options granted to the Named Executive Officers during 2000.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF
                           NUMBER OF          PERCENT OF TOTAL                                        STOCK PRICE
                          SECURITIES          OPTIONS/SARS        EXERCISE                          APPRECIATION FOR
                          UNDERLYING          GRANTED  TO         OR BASE                             OPTION TERM
                          OPTIONS/SARS        EMPLOYEES IN         PRICE       EXPIRATION    -------------------------------
NAME                     GRANTED (#) 1        FISCAL YEAR         ($/SH)         DATE         5% ($)              10%
------                  ---------------       ----------------   ---------    ------------   -------------     -------------

John N. Finnerty........ 15,629                    14.3%          $32.00       1/1/10           $314,455         $797,079
Stephen R. Brown........  7,425                     6.8%          $32.00       1/1/10           $149,391         $378,675
James J. Landy..........  6,502                     5.9%          $32.00       1/1/10           $130,820         $331,602
Vincent J. Palaia.......  6,337                     5.8%          $32.00       1/1/10           $127,500         $323,187
Joseph L. Bellini, III..  4,231                     3.9%          $32.00       1/1/10            $85,127         $215,781


(1) All options were granted on January 1, 2000 and were fully vested on grant.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

        The following table provides information as to options exercised by the Named Executive Officers during 2000. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000. Also reported are the values of "in the money" options, which represent the positive spread between the exercise price of outstanding stock options and the year-end price.


                                                           NUMBER OF           VALUE OF
                                                          UNEXERCISED        UNEXERCISED
                                                        OPTIONS/SARS AT     IN-THE-MONEY
                                                         FISCAL YEAR-       OPTIONS/SARSS AT
                                                            END(#)        FISCAL YEAR-END($)(1)
                             SHARES                     ----------------  ---------------------
                          ACQUIRED ON      VALUE         EXERCISABLE/       EXERCISABLE/
NAME                      EXERCISE (#)   REALIZED ($)    UNEXERCISABLE      UNEXERCISABLE
------                    ------------   ------------   ----------------  ---------------------

John N. Finnerty.........             0            0      38,135/7,986      419,197/115,128
Stephen R. Brown.........             0            0      24,411/2,928       344,217/53,820
James J. Landy...........             0            0          21,095/0            347,904/0
Vincent T. Palaia........             0            0          26,423/0            457,850/0
Joseph L. Bellini, III...             0            0       8,879/3,814       100,102/32,819

1 Based on a value per share of common stock of $33.75 at December 31, 2000, based on the then most recent sale price of the common stock.

RETIREMENT PLANS

        Executive officers participate in the Company's Employee Savings Plan and the Company's Profit-sharing Plan. These defined contribution plans are available to employees generally and are qualified, respectively, under Section 401(k) and 401(a) of the Internal Revenue Code of 1986.

        Messrs. Finnerty, Palaia and Landy participate in the Company's 1995 Supplemental Retirement Plan, while Mr. Brown participates in the Company's 1997 Supplemental Retirement Plan. These plans are not qualified for tax purposes and are available only to executive officers. Benefits under these plans are unfunded. Pursuant to the 1995 Supplemental Retirement Plan, participating executive officers are entitled to receive supplemental retirement benefits for a period of 15 years payable on a monthly basis. Supplemental benefits equal 75% of the executive officer's highest base salary in any of the last 3 years of employment, less any retirement plan benefits provided to him by the Bank. Pursuant to the 1997 Supplemental Retirement Plan, a participating executive officer who retires is entitled to receive supplemental retirement benefits for a period of 15 years payable on a monthly basis. Supplemental benefits equal 60% of the average of the highest five years' annual base compensation paid to the executive during his last 10 years of employment, reduced by (1) the value of his qualified plan account as of the date of retirement; (2) the value of his 401(k) matching benefit as of the date of retirement; (3) 50% of his primary social security benefit; and (4) the value of any other retirement type benefits provided to him by the Company and its subsidiaries.

        The estimated annual benefits payable upon retirement at normal retirement age to each of the participating Named Executive Officers under the supplemental retirement plans are: $201,400 for Mr. Finnerty; $262,000 for Mr. Brown, $166,000 for Mr. Palaia and $274,000 for Mr. Landy. The Company has purchased life insurance to support its obligations under the supplemental retirement plans.

DIRECTOR COMPENSATION

        Each member of the Board of Directors who is not employed by the Company or its subsidiaries is entitled to a director's fee based on the number of years of service with the Board, the number of meetings attended and other factors. The directors' fees paid in 2000 for service on the Board of Directors of the Company and its subsidiaries were as follows: $55,125 for Mr. Griffin, $37,800 for Mr. Coogan, $36,000 for Mr. Holcombe, $44,100 for Mr. Martinelli, $37,800 for Mr. Poe, $37,800 for Mr. Pratt, $39,900 for Ms. Singer and $50,400 for Mr. Thompson.

        The Company permits directors to defer all or any portion of the directors' fees owed to them.

        Directors who are not full-time employees of the Company or its subsidiaries participate in the Directors' Retirement Plan. This plan is designed to benefit all outside directors who serve 5 or more years as a director. Benefits are paid upon a director's retirement or resignation and are equal to a percentage of the aggregate annual fees paid to the director during the 12 months prior to the commencement of the benefit as determined by a vesting schedule based on the number of years served as a director. Benefits are payable for a period of up to 8 years after resignation or retirement, depending on the number of years of service as a director. Benefits under the plan are not funded. The following vesting schedule determines the annual benefit to directors:

                                                   PERCENTAGE OF DIRECTOR'S FEES
                    NUMBER OF YEARS AS A DIRECTOR    PAYABLE AT RETIREMENT AGE
                    -----------------------------    -------------------------
                    Less than 5 years                           0%
                    5 years but less than 6                     5%
                    6 years but less than 7                     10%
                    7 years but less than 8                     20%
                    8 years but less than 9                     30%
                    9 years but less than 10                    40%
                    10 years but less than 11                   50%
                    11 years but less than 12                   60%
                    12 years but less than 13                   70%
                    13 years but less than 14                   80%
                    14 years but less than 15                   90%
                    15 years or more                           100%

        Estimated annual benefits to each of the non-employee directors at normal retirement age under the Directors' Retirement Plan are: $75,400 to Mr. Griffin, $68,100 to Mr. Coogan, $136,600 to Mr. Holcombe, $34,700 to Mr. Martinelli, $52,400 to Mr. Poe, $4,100 to Mr. Pratt, $8,600 to Ms. Singer and $157,200 to Mr. Thompson.

        Mr. Pratt serves as a consultant to the Bank on matters relating to new business and business retention. The consulting contract called for Mr. Pratt to make between 30 and 40 calls per month to the

Bank's high income producing customers or to customers who have the potential to attain this status. For consulting services rendered in 2000, Mr. Pratt received a consulting fee of $50,000.

        Directors of the Company are eligible to receive options under the Company's 1992 Stock Option Plan. In 2000, the following directors were granted non-statutory options to purchase the following number of shares of the Company's common stock under this plan:


         Griffin          6,525                Poe               3,725
         Coogan           3,725                Pratt             4,097
         Holcombe         2,750                Singer            5,071
         Martinelli       5,075                Thompson          6,270

        Each option was fully vested upon receipt and will expire on January 1, 2010, the tenth anniversary of the date of grant.

1992 STOCK OPTION PLAN

        The Company's 1992 Stock Option Plan provides for the granting of (1) non-statutory stock options (also referred to as non-qualified stock options) for directors, consultants or advisors who are not employees of the Company and its subsidiaries, and (2) incentive stock options to employees of the Company and its subsidiaries.

        As a general rule, optionees recognize ordinary income on the exercise of a non-statutory stock option to the extent of the difference between the fair market value on the date of exercise and the exercise price. Upon the sale of stock acquired on exercise of the option, the optionee will recognize income taxable as capital gains on any appreciation over the fair market value on the date of exercise. By contrast, the exercise of an incentive stock option is not a taxable event if certain statutory conditions are met, although the optionee may incur alternative minimum tax liability. Upon the sale of stock acquired on the exercise of an incentive stock option, the appreciated value over the exercise price is taxable as capital gains. The Company does not recognize tax deductible compensation expense on the exercise of an incentive stock option or on the exercise of a non-statutory stock option granted to a person who is not an employee or director of the Company or any of its subsidiaries.

        The 1992 Stock Option Plan is administered by the Compensation Committee of the Bank. The Compensation Committee has the sole discretion, subject to the provisions of the plan, to select those to whom options under the plan will be granted from among those eligible, the purchase price of the underlying stock, the term and vesting provisions of each option, and the number of options to be granted. The Compensation Committee has the authority to interpret and construe the plan, and any such interpretation or construction of the provisions of the plan or of any options granted under the plan is final and conclusive.

        The plan authorizes the issuance of an aggregate of 950,000 shares of common stock, of which approximately 479,000 shares are currently available for new grants. If an option granted under the plan expires, terminates, or is cancelled for any reason, the shares of stock underlying that option become available again under the plan. No options may be exercised under the plan after the tenth anniversary of the date of the grant of the option.

        Payment of the exercise price of options granted under the plan must be made in cash. Optionees have no rights as shareholders with respect to shares of stock subject to options prior to the date of issuance of a certificate for such shares. Prior to receiving any shares of stock, the optionee must enter into a Stock Restriction Agreement with the Company.

        In the event of a declaration of a stock dividend, or a reorganization, merger, consolidation, acquisition, disposition, separation, recapitalization, stock split, spin-off, combination or exchange of any shares of our common stock or like event, the number or character of the shares subject to outstanding options or the exercise price of any such option may be appropriately adjusted as deemed appropriate by the Compensation Committee. The number of shares authorized under the plan and issuable under each outstanding stock option was increased proportionately upon the declaration of stock dividends in 2000, 1999 and 1998.

        The Compensation Committee may at any time amend, suspend or discontinue the plan. The Compensation Committee may not alter, amend, discontinue or revoke or otherwise impair any outstanding options granted under the plan without written consent of the optionee. The Compensation Committee may not increase the number of shares reserved for options under the plan without shareholder approval.

                              CERTAIN RELATIONSHIPS
                            AND RELATED TRANSACTIONS

LOANS TO OFFICERS AND DIRECTORS

        The Bank makes loans to the Company's executive officers and directors, and businesses with which they are associated, in the ordinary course of business. Such loans are made on the same terms and conditions, including interest rate and collateral, as those prevailing at the same time for comparable transactions with unrelated persons. None of the loans involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount outstanding for all such loans was $7,685,928 in 2000, $2,886,468 in 1999 and $2,446,652 in 1998.

STOCK RESTRICTION AGREEMENTS

        The Company has required all employees and directors who acquire shares of common stock from the Company to enter into Stock Restriction Agreements that give the Company a right of first refusal on any shares of common stock that the shareholder wishes to transfer. Gifts to family members are not subject to the Company's right of first refusal, but the donee must enter into a Stock Restriction Agreement with the Company. Pursuant to the Stock Restriction Agreements, the Company may, but is not required to, purchase all of the shares offered upon the same terms and conditions as that offered by the prospective purchaser. The table below sets forth the aggregate number of shares and aggregate purchase price for shares purchased by the Company from executive officers, directors and beneficial owners of 5 percent or more of the common stock (considered together with members of their immediate family) pursuant to Stock Purchase Agreements in 2000, 1999 and 1998. The table excludes sales to the Company aggregating less than $60,000 per annum per executive officer, director or beneficial owner.

                                              STOCK PURCHASES BY THE COMPANY
                                  ---------------------------------------------------------------
                                         2000              1999                     1998
                                 ----------------  ---------------------   ---------------------
                             (SHARES/DOLLAR AMOUNT)(SHARES/DOLLAR AMOUNT)  (SHARES/DOLLAR AMOUNT)

Finnerty.......................          0                     0                    0
Landy..........................          0               2,200/$69,300              0
Griffin........................    3,930/$133,218       4,076/$127,818       3,329/$105,660
G. Holcombe....................          0                     0                    0
Pratt..........................          0              6,811/$185,918       5,185/$156,579
Thompson.......................    5,509/$203,737       14,546/$467,496      12,521/$396,140
J. Abplanalp...................          0                     0                    0



LOANS TO FIVE-PERCENT BENEFICIAL OWNERS

        The Bank makes loans to the beneficial owners of 5 percent or more of the Company's common stock and the immediate family members of such persons in the ordinary course of business. Such loans are made on the same terms and conditions, including interest rate and collateral, as those prevailing at the same time for comparable transactions with unrelated persons. None of the loans involve more than the normal risk of collectibility or present other unfavorable features. The dollar amount per individual borrower for 2000, 1999, 1998 is listed below:

  BORROWER                                        2000              1999             1998
                                              ----------       ----------        ----------
BMW Machinery Co., Inc..................      $6,111,833       $4,096,733        $4,709,400
J. Abplanalp............................         168,833          208,765           155,874
M. Holcombe.............................         151,000          222,824           193,148
W. Griffin..............................         411,128          372,045           320,153
G. Holcombe.............................          25,000           96,824            67,148

CERTAIN OTHER RELATED PARTY TRANSACTIONS

        Messrs. Griffin and Coogan are shareholders of the law firm of Griffin, Coogan & Veneruso, P.C., which serves as the Company's general counsel. Griffin, Coogan & Veneruso, P.C. received fees approximating $351,000 in 2000, $615,000 in 1999 and $307,500 in 1998 for legal services performed on behalf of the Company and its subsidiaries.

        Mr. Thompson is the President and principal shareholder of Thompson Pension Employee Plans, Inc., which has written life insurance policies supporting the Company's obligations under the supplemental retirement plans for executive officers. The total annual premium was $501,483 in 2000, $507,620 in 1999 and in 1998. Thompson Pension Employee Plans, Inc. also provides consulting services in exchange for a $6,000 fee.

        Mr. Martinelli is the President and principal shareholder of the Gazette Press, Inc., which received fees approximating $95,100 in 2000, $119,800 in 1999 and $84,500 in 1998 in exchange for printing services provided to the Company and its subsidiaries.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the "beneficial ownership" (as that term is defined in the rules of the Securities and Exchange Commission) of the common stock as of March 1, 2001, by (a) each Named Executive Officer and member of the Board of Directors, and (b) each other person known to be a beneficial owner of more than five percent of the common stock and (c) all executive officers and members of the Board of Directors as a group. Persons who hold options that are exercisable within 60 days of March 1, 2001 are deemed to own, beneficially, the shares of common stock that may be acquired on the exercise of such options. Such shares are deemed outstanding for purposes of computing the number of shares owned by the person holding the option, but not for any other purpose.

                                                                   PERCENT OF
                                              NUMBER OF SHARES     OUTSTANDING
                                                  OF COMMON      SHARES OF COMMON
NAME                                                STOCK             STOCK
----                                           ---------------- -------------------

    BMW Machinery Co., Inc.(1) ................
                                                  294,686                6.0%
    John P. Abplanalp(2).....................     776,287(2)            15.8
    Marie A. Holcombe(3) ....................     784,723(3)            15.9
    John N. Finnerty.........................      90,319(4)             1.8
    Stephen R. Brown.........................      27,515(5)              *
    James J. Landy...........................      55,691(6)             1.1
    Vincent T. Palaia........................      46,593(7)              *
    Joseph L. Bellini, III...................      12,693(8)              *
    William E. Griffin(9) ...................     195,942(9)             4.0
    James M. Coogan..........................     86,452(10)             1.8
    Gregory F. Holcombe(11) .................    784,723(11)            15.9
    Angelo R. Martinelli ....................     88,973(12)             1.8
    Ronald F. Poe............................     19,819(13)              *
    John A. Pratt, Jr........................     80,465(14)             1.6
    Cecile D. Singer.........................     32,231(15)              *
    Craig S. Thompson........................    177,692(16)             3.6
    All directors and executive officers as a
group (14 persons)...........................  1,730,498(17)            35.2%


 *      Less than 1% of the outstanding shares of common stock.
(1)     The address for BMW Machinery Co., Inc. is P.O. Box 309, Yonkers, New York 10702.
(2)     The address for John A. Abplanalp is 700 Nepperhan Avenue, Yonkers, New York 10702. Includes 294,686
        shares owned by BMW Machinery Co., Inc. (of which Mr. Abplanalp is a principal shareholder); 418,711 shares held by the R.H. Abplanalp Grantor Retained Annuity Trust of which John P. Abplanalp, Marie A.
        Holcombe and William E. Griffin are co-trustees, and 31,520 shares held in trusts for the benefit of the children of John P. Abplanalp or the children of Gregory and Marie Holcombe (for which John P.
        Abplanalp serves as trustee).
(3)     The address for Marie A. Holcombe is 700 Nepperhan Avenue, Yonkers, New York 10702. Mrs. Holcombe is
        the wife of Gregory F. Holcombe. Includes 294,686 shares owned by BMW Machinery Co., Inc.; 418,711 shares held by the R.H. Abplanalp Grantor Retained Annuity Trust of which John P. Abplanalp, Marie A.
        Holcombe and William E. Griffin are co-trustees, and 31,520 shares held in trusts for the benefit of the children of Marie Holcombe or the children of John Abplanalp (for which Marie A. Holcombe serves as trustee), plus 585 shares held in a trust for the benefit of her children. Also includes 5,750 shares which may be acquired by Mrs. Holcombe's husband, Gregory F. Holcombe, upon the exercise of options.
(4)     Includes 38,135 shares which may be acquired upon the exercise of options.
(5)     Includes 27,339 shares which may be acquired upon the exercise of options
(6)     Includes 21,095 shares which may be acquired upon the exercise of options.
(7)     Includes 26,423 shares which may be acquired upon the exercise of options.
(8)     Includes 12,693 shares which may be acquired upon the exercise of options.
(9)     The address for William E. Griffin is Griffin, Coogan & Veneruso, P.C., 51 Pondfield Road, Bronxville,
        NY 10708. Includes 5,400 shares which may be acquired upon the exercise of options.
(10)    Includes 3,000 shares which may be acquired upon the exercise of options.
(11)    The address for Gregory F. Holcombe is 700 Nepperhan Avenue, Yonkers, New York 10702. Mr. Holcombe is
        the husband of Marie A. Holcombe. Includes 294,686 shares owned by BMW Machinery Co., Inc. (of which
        Mrs. Holcombe is a principal shareholder); 418,711 shares held by the R.H. Abplanalp Grantor Retained
        Annuity Trust of which John P. Abplanalp, Marie A. Holcombe and William E. Griffin are co-trustees, and 31,520 shares held in trusts for the benefit of the children of Marie A. Holcombe or the children of John Abplanalp (for which Marie A. Holcombe serves as trustee), plus 585 shares held in a trust for the benefit of her children. Beneficial ownership of all these shares is attributed to Mr. Holcombe through his wife. The table also includes 5,750 shares that may be acquired by Mr. Holcombe upon the exercise of options.
(12)    Includes 4,200 shares which may be acquired upon the exercise of options.
(13)    Includes 3,000 shares which may be acquired upon the exercise of options.
(14)    Includes 20,805 shares which may be acquired upon the exercise of options.
(15)    Includes 8,871 shares which may be acquired upon the exercise of options.
(16)    Includes 15,310 shares which may be acquired upon the exercise of options.
(17)    Includes  192,021 shares which may be acquired on the exercise of options.

                                   APPENDIX A

               HUDSON VALLEY HOLDING CORP. AND HUDSON VALLEY BANK
                             AUDIT COMMITTEE CHARTER

COMPOSITION

The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that, in the opinion of the Board of Directors, may interfere with the exercise of their duties in a manner independent from management and the Company. Each Audit Committee member shall be financially literate, at least one member shall have accounting or related financial management expertise, as such qualifications are interpreted by the Board of Directors in its business judgment. Subject to the annual appointment by the Board of Directors, the Audit Committee shall have the responsibility, authority and specific duties as described below. One of the members shall be appointed Chairman by the Chairman of the Board of Directors.

RESPONSIBILITY

The Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to accounting policies and financial reporting practices of its subsidiaries, the sufficiency of auditing relative thereto and the adequacy and effectiveness of the Company's internal controls. It is to be the Board's principal agent in assuring the independence of the Company's independent auditors, the integrity of management and the adequacy of disclosures to shareholders. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, and the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, or to nominate the independent auditors to be proposed for shareholder approval. The Audit Committee also has responsibility for reviewing compliance with the Company's business ethics and conflict of interest policies.

The Audit Committee is to provide an open avenue of communication among the Board of Directors, the independent auditors, internal auditors and management as their duties relate to accounting, financial reporting and controls.

AUTHORITY

The Audit Committee is granted the authority to investigate any matter or activity involving financial reporting, accounting or internal controls of the Company, or any violations of the Company's business ethics or conflict of interest policies, and all employees shall be directed to cooperate with respect thereto as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

MEETINGS

The Audit Committee is to meet at least four times each year and as many other times as the Committee deems necessary. Members of the Audit Committee will strive to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, the Director of Internal Audit and representatives of the independent auditors be present at the meetings of the Committee. The Committee shall meet at least annually in a separate executive session with management, the Director of Internal Audit and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed privately.

SPECIFIC DUTIES

(1)     The Committee shall cause an audit of the Company's financial statements to be conducted annually by an independent Certified Public Accountant who shall be responsible to and shall report its finds to this Committee.  This audit and related filing requirements shall be in accordance with Sections 122 and 123 of the State of New York Banking Law.

(2)     Review the scope of audit services provided by the independent Certified Public Accountant, significant accounting policies and audit conclusions regarding significant accounting estimates.

(3)     Recommend to the Board of Directors the selection and termination of the Independent Certified Public
        Accountant including fees for services.

(4)     Review with the independent Certified Public Accountant and with management any significant disagreements between the independent Certified Public Accountant and management.

(5)     The Committee provides for an ongoing examination of the Company's internal controls by either maintaining an Internal Audit Department or by engaging professional services independent of the
        Company and its management to conduct the ongoing examination.

        In the latter case, the Committee shall appoint a suitably qualified, professional firm and shall recommend to the Board of Directors, on an annual basis, their re-appointment or the appointment of another firm.  In either case, the parties shall have direct and unlimited access to this Committee and shall report their audit findings to the Committee on a regular basis.  The Committee shall also review the annual Audit Plan and the Scope of services and related fees.

(6)     The Committee shall receive reports and information it deems necessary and appropriate to carry out its responsibilities regarding the annual audit of the Company's financial statements and the ongoing examination of its operations.

(7)     The Committee shall review all recommendations presented by the external and internal auditors.
        Management shall respond to the recommendations on a timely (designated) basis, outlining plans for implementation thereof.  Management's responses shall be presented to the Committee.

(8)     Review with Management the Company's compliance with required laws and regulations.

(9)     Review and discuss with management, and the independent auditors upon completion of their audit, the
        Company's audited annual financial statements and the independent auditors' opinion rendered with respect to such financial statements.  This review and discussion is to encompass the Company's Annual
        Report to Shareholders and Form 10-K, including the financial statements and related notes,
        Management's Discussion and Analysis of Operations, financial statement schedules and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange
        Commission.  Review with the Independent Certified Public Accountant, within 90 days of year-end, the
        Attestation Report Concerning Internal Controls over Financial Reporting.

(10)    The Committee shall review all examinatory reports issued by supervisory authorities.  The Committee will also review management's response to same and report on these matters to the Board of Directors.

(11)    Evaluate the independence and objectivity of the external audit function, including non-audit services provided by the independent auditors and any other relationships between the independent auditors and the Company.  The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating
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

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        all relationships between the auditors and the Company and the letter required by the Independence
        Standards Board Standard No. 1, as such Standard may be modified or supplemented.  The Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors'
        independence.

(12)    Discuss with the independent auditors the matters required to be discussed by generally accepted auditing standards including the SAS 61, as modified or supplemented, in order to provide the Audit
        Committee with additional information regarding the scope and results of the audit that may assist the
        Audit Committee in overseeing the financial reporting and disclosure process for which management is responsible.

(13)    Discuss with the independent auditors their judgments as to the quality of the accounting principles used in the financial statements and any matters that they or the Audit Committee believe should be discussed including those in their "letter of comments and recommendations."

(14)    Based on the review and discussion referred to above, determine whether to recommend to the Board of
        Directors that the audited financial statements be included in the Company's Annual Report on Form
        10-K for the most recent fiscal year for filing with the Securities and Exchange Commission.

(15)    Review and approve the report of the Audit Committee to be included in the Company's proxy statement.

(16)    Review and discuss with management and the independent auditors, upon completion of their interim review, the Company's quarterly financial statements required to be filed on Form 10-Q, sufficient to establish for the Committee members that in their business judgment the interim review was conducted by the independent auditors in compliance with generally accepted auditing standards and regulatory requirements.  For purposes of this quarterly review, a quorum of two Audit Committee members shall be sufficient.

(17)    Review with the independent auditors their procedures and standards relating to the requirement under the Federal Securities Law that their audit include procedures designed to provide reasonable assurance of detecting illegal acts, and to identify related party transactions and their related reporting obligations.

(18)    Review with management any legal matters that would have a significant impact on the Company's financial statements.

(19)    Review periodically the Company's tax policies and any pending audits or assessments.

(20)    Develop and periodically review the Company's ethics policy(s) which include guidelines with respect to acceptance of gifts, gratuities and entertainment by Company personnel.

(21)    The Committee receives reports and information it deems necessary and appropriate to carry out its responsibilities regarding the Company's ethics policies and adherence thereto.

(22)    Apprise the Board of Directors of significant developments in the course of performing the above duties.

(23)    Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board of
        Directors any appropriate changes in this Charter or the duties of the Committee.
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                                      A-3





                           HUDSON VALLEY HOLDING CORP.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Angelo R. Martinelli, Cecile D. Singer and Craig S. Thompson or any one of them with full power to act alone as proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of common stock of Hudson Valley Holding Corp. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 26, 2001, or any adjournments thereof.

ELECTION OF DIRECTORS
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         FOR all nominees listed below (except as marked to the contrary as described below)  [ ___ ]

         James J. Landy, Stephen R. Brown, William E. Griffin, James M. Coogan, Gregory F. Holcombe, Angelo R. Martinelli, Ronald F. Poe, John A. Pratt, Jr., Cecile D. Singer, Craig S. Thompson


         WITHHOLD AUTHORITY to vote for all of the nominees listed above                      [ ___ ]

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        (INSTRUCTION: to withhold authority to vote for any individual nominee only, cross out the nominee's name above.)

        In the proxy's sole discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES NAMED IN THIS PROXY TO THE BOARD OF DIRECTORS.

Dated: _____________, 2001


---------------------------------
Signature


---------------------------------
Additional Signature (if held jointly)


        (Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.)

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE




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